Acquisitions and Divestitures	9 Months Ended
Sep. 30, 2018
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures
On July 31, 2017, we divested our 78% working interest in the Hugoton natural gas field located in Southwest Kansas and the Oklahoma Panhandle because we deemed it a non-core asset. This resulted in approximately $234 million of proceeds and a $23 million gain.
Also on July 31, 2017, we acquired the remaining 84% working interest in the South Belridge Hill property located in Kern County, California, in which we previously owned a 16% working interest. We purchased the properties for approximately $249 million.
Acquisitions and Divestitures
Chevron North Midway-Sunset Acquisition
In April 2018, we acquired two leases from a third party on an aggregate of 214 acres and a lease option on 490 acres (the "Chevron North Midway-Sunset Acquisition") of land owned by Chevron U.S.A. in the north Midway-Sunset field immediately adjacent to assets we currently operate. We assumed a drilling commitment of approximately $34.5 million to drill 115 wells on or before April 1, 2020. We have not drilled any of these wells as of September 30, 2018. We extended the commitment to April 1, 2022. We would assume an additional 40 well drilling commitment if we exercise our option on the 490 acres. We paid no other consideration for the acquisition. Our drilling commitment will be tolled for a month for each consecutive 30-day period for which the posted price of WTI is less than $45 per barrel. This transaction is consistent with our business strategy to investigate areas beyond our known productive areas.
Disposition of East Texas Properties
On October 17, 2018, we signed an agreement to sell our non-core oil and gas properties and related assets located in the East Texas Basin for approximately $7 million. Production comprised approximately 0.7 MBoe per day of natural gas in the third quarter of 2018. We anticipate closing this sale in the fourth quarter of 2018.